                                                                    EXHIBIT 99.1

Deal                     SURF 2004-BC2
Account                  Princeton Advisory Group
ML Coverage              Richard Bongo       Alice Young
Completed                5/25/04 12:00 AM
Completed by             Alice Chu
Comments:
Bond                     BBB

Assumption breakeven cum. loss/CDR analysis, assuming 100% loss severity on 2nd liens, triggers fail, 12 month lag, run to maturity, 75%, 100% and 125% of the prepayment pricing speeds and:
a)         50% loss severity on 1st liens, forward LIBOR curve
b)         50% loss severity on 1st liens, forward LIBOR curve + 150 bps.

                                                                       1                                2
                           RATES                                    Forward                          Forward
                           SPEED    %pricing                          75%                              100%
                DEFAULT SEVERITY                         1st lien 50% / 2nd lien 100%      1st lien 50% / 2nd lien 100%
             DEFAULT P&I ADVANCE                                  100% Advance                     100% Advance
            DEFAULT RECOVERY LAG     Months                           12                                12
                        TRIGGERS                                     Fail                              Fail
                    CLEANUP CALL                                  To Maturity                       To Maturity
                 DEFAULT BALANCE                               Current Balance                   Current Balance
                 CPR = CDR + CRR   Capped at prepay
                       CPR = CRR    PSA standard                   CPR = CRR                        CPR = CRR
----- ------- ------- ----------   ----------------      ----------------------------      ----------------------------
              INITIAL
               BOND      SUB-
CLASS RATINGS  SIZE   ORDINATION
----- ------- ------- ----------   ----------------      ----------------------------      ----------------------------
A       AAA    82.05    19.20      CDR
                                   CummLosses

M1      AA     6.70     12.50      CDR
                                   CummLosses

M2      A      5.55     6.95       CDR
                                   CummLosses

M3      A -    1.70     5.25       CDR                                        7.76                             7.94
                                   CummLosses                 74,156,344.67 (12.90%)           60,656,508.03 (10.55%)

B1     BBB     2.75     2.50       CDR                                        5.89                             5.62
                                   CummLosses                 59,294,352.49 (10.31%)            45,056,169.30 (7.84%)

B2     BBB-    1.25     1.25       CDR
                                   CummLosses

                -       1.25       CDR
                                   CummLosses
OC              -        -                                                       -                                -

                                                                     3                               4
                           RATES                                  Forward                        Forward+150
                           SPEED    %pricing                        125%                            75%
                DEFAULT SEVERITY                         1st lien 50% / 2nd lien 100%      1st lien 50% / 2nd lien 100%
             DEFAULT P&I ADVANCE                                 100% Advance                     100% Advance
            DEFAULT RECOVERY LAG     Months                           12                               12
                        TRIGGERS                                     Fail                             Fail
                    CLEANUP CALL                                 To Maturity                       To Maturity
                 DEFAULT BALANCE                               Current Balance                   Current Balance
                 CPR = CDR + CRR   Capped at prepay
                       CPR = CRR    PSA standard                  CPR = CRR                       CPR = CRR
----- ------- ------- ----------   ----------------      ----------------------------      ----------------------------
              INITIAL
               BOND      SUB-
CLASS RATINGS  SIZE   ORDINATION
----- ------- ------- ----------   ----------------      ----------------------------      ----------------------------
A       AAA    82.05    19.20      CDR
                                   CummLosses

M1      AA     6.70     12.50      CDR
                                   CummLosses

M2      A      5.55     6.95       CDR
                                   CummLosses

M3      A -    1.70     5.25       CDR                                      8.21                               5.75
                                   CummLosses                51,849,800.13 (9.02%)             58,161,774.26 (10.12%)

B1     BBB     2.75     2.50       CDR                                      5.44                               4.06
                                   CummLosses                35,896,777.85 (6.24%)              43,094,642.94 (7.49%)

B2     BBB-    1.25     1.25       CDR
                                   CummLosses

                -       1.25       CDR
                                   CummLosses
OC              -        -                                                     -                                  -

                                                                      5                                6
                           RATES                                  Forward+150                     Forward+150
                           SPEED    %pricing                       100%                               125%
                DEFAULT SEVERITY                         1st lien 50% / 2nd lien 100%      1st lien 50% / 2nd lien 100%
             DEFAULT P&I ADVANCE                                 100% Advance                      100% Advance
            DEFAULT RECOVERY LAG     Months                           12                               12
                        TRIGGERS                                     Fail                             Fail
                    CLEANUP CALL                                  To Maturity                      To Maturity
                 DEFAULT BALANCE                                Current Balance                  Current Balance
                 CPR = CDR + CRR   Capped at prepay
                       CPR = CRR    PSA standard                   CPR = CRR                        CPR = CRR
----- ------ -------- ---------    ----------------      ----------------------------      ----------------------------
              INITIAL
               BOND      SUB-
CLASS RATINGS  SIZE   ORDINATION
----- ------- ------- ----------   ----------------      ----------------------------      ----------------------------
A       AAA    82.05    19.20      CDR
                                   CummLosses

M1      AA     6.70     12.50      CDR
                                   CummLosses

M2      A      5.55     6.95       CDR
                                   CummLosses

M3      A -    1.70     5.25       CDR                                       6.05                              6.39
                                   CummLosses                 48,060,291.90 (8.36%)             41,524,687.05 (7.22%)

B1     BBB     2.75     2.50       CDR                                       3.87                              3.77
                                   CummLosses                 32,280,869.68 (5.61%)             25,597,211.67 (4.45%)

B2     BBB-    1.25     1.25       CDR
                                   CummLosses

                -       1.25       CDR
                                   CummLosses
OC              -        -                                                      -                                 -